UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 16, 2014

GE Capital Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.

On July 16, 2014, GE Capital Credit Card Master Note Trust (the “Trust”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”) entered into (i) the Supplemental Indenture No. 1 to Series 2009-4 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2009-4 Indenture Supplement, dated as of November 24, 2009, between the Trust and the Indenture Trustee; (ii) the Supplemental Indenture No. 2 to Series 2010-1 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2010-1 Indenture Supplement, dated as of March 31, 2010, between the Trust and the Indenture Trustee; (iii) the Supplemental Indenture No. 2 to Series 2010-2 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.3, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2010-2 Indenture Supplement, dated as of April 7, 2010, between the Trust and the Indenture Trustee; (iv) the Supplemental Indenture No. 1 to Series 2011-2 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.4, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2011-2 Indenture Supplement, dated as of June 16, 2011, between the Trust and the Indenture Trustee; (v) the Supplemental Indenture No. 1 to Series 2012-1 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.5, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2012-1 Indenture Supplement, dated as of January 25, 2012, between the Trust and the Indenture Trustee; (vi) the Supplemental Indenture No. 1 to Series 2012-2 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.6, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2012-2 Indenture Supplement, dated as of February 2, 2012, between the Trust and the Indenture Trustee; (vii) the Supplemental Indenture No. 1 to Series 2012-3 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.7, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2012-3 Indenture Supplement, dated as of April 18, 2012, between the Trust and the Indenture Trustee; (viii) the Supplemental Indenture No. 1 to Series 2012-4 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.8, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2012-4 Indenture Supplement, dated as of June 20, 2012, between the Trust and the Indenture Trustee; (ix) the Supplemental Indenture No. 1 to Series 2012-5 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.9, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2012-5 Indenture Supplement, dated as of June 20, 2012, between the Trust and the Indenture Trustee; (x) the Supplemental Indenture No. 1 to Series 2012-6 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.10, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2012-6 Indenture Supplement, dated as of August 29, 2012, between the Trust and the Indenture Trustee; (xi) the Supplemental Indenture No. 1 to Series 2012-7 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.11, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2012-7 Indenture Supplement, dated as of October 17, 2012, between the Trust and the Indenture Trustee; and (xii) the Supplemental Indenture No. 1 to Series 2013-1 Indenture Supplement, a copy of which is filed with this Form 8-K as Exhibit 4.12, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2013-1 Indenture Supplement, dated as of March 26, 2013, between the Trust and the Indenture Trustee.

On July 16, 2014, pursuant to an Instrument of Resignation, Appointment and Acceptance, a copy of which is filed with this Form 8-K as Exhibit 4.13, effective as of the opening of business on July 22, 2014, General Electric Capital Corporation resigned, and Synchrony Financial was appointed, as “Administrator” under the Administration Agreement, dated as of September 25, 2003 between the Trust, General Electric Capital Corporation and BNY Mellon Trust of Delaware.

On July 16, 2014, the Trust and General Electric Capital Corporation entered into the Fourth Amendment to Servicing Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.14, pursuant to which the Trust and General Electric Capital Corporation amended certain provisions of the Servicing Agreement, dated as of June 27, 2003.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Supplemental Indenture No. 1 to Series 2009-4 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.2	Supplemental Indenture No. 2 to Series 2010-1 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.3	Supplemental Indenture No. 2 to Series 2010-2 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.4	Supplemental Indenture No. 1 to Series 2011-2 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.5	Supplemental Indenture No. 1 to Series 2012-1 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.6	Supplemental Indenture No. 1 to Series 2012-2 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.7	Supplemental Indenture No. 1 to Series 2012-3 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.8	Supplemental Indenture No. 1 to Series 2012-4 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.9	Supplemental Indenture No. 1 to Series 2012-5 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.10	Supplemental Indenture No. 1 to Series 2012-6 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.11	Supplemental Indenture No. 1 to Series 2012-7 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.12	Supplemental Indenture No. 1 to Series 2013-1 Indenture Supplement, dated as of July 16, 2014, between the Trust and the Indenture Trustee.
4.13	Instrument of Resignation, Appointment and Acceptance, dated as of July 16, 2014, among the Trust, BNY Mellon Trust of Delaware, General Electric Capital Corporation and Synchrony Financial.
4.14	Fourth Amendment to Servicing Agreement, dated as of July 16, 2014, between the Trust and General Electric Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 16, 2014	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President